                                                                   Exhibit 10.6



NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE VOTING COMMON STOCK INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                            PINNACLE TOWERS IV INC.
                          CONVERTIBLE PROMISSORY NOTE

$9,600,000                                                      August 17, 2000


         PINNACLE TOWERS IV INC., a Florida corporation (the "Company"), the principal office of which is located at 301 North Cattlemen Road, Suite 300, Sarasota, Florida 34232, for value received hereby promises to pay to Pinnacle Towers Inc., or its registered assigns, the sum of Nine Million Six Hundred Thousand Dollars ($9,600,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below. The outstanding principal under this Note shall be due and payable in full within 30 days of the date demand is made therefor by the Holder. Demand under this Note shall be given by the Holder to the Company by written notice thereof in accordance with Section 11 below. Payment for all amounts due hereunder shall be made at the Company's option by either wire transfer or by mail to the registered address of the Holder.

         The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

         1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                  (a) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

                  (b) "Holder," when the context refers to a holder of this Note, shall mean any Person who shall at the time be the registered holder of this Note.

                  (c) "Person" means any individual, Company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         2. Interest. Commencing on September 30, 2000, and on each December 31, March 31, June 30 and September 30 thereafter until all outstanding principal and interest on this Note shall have been paid in full, the Company shall pay interest at the rate of thirteen percent (13%) per annum (the "Initial Interest Rate") on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the date that the principal amount of this Note becomes due and payable. In the event that the principal amount of this Note is not paid in full when such amount becomes due and payable, interest at the same rate as the Initial Interest Rate plus two percent (2%) shall continue to accrue on the balance of any unpaid principal until such balance is paid.

         3.       Conversion.

                  3.1 Conversion. Any Holder of this Note has the right, at the Holder's option (the "Option"), at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 3.2 hereof, in whole or in part, into fully paid and nonassessable shares of the Company's Voting Common Stock, par value $0.001 per share or Nonvoting Common Stock, par value $0.001 per share (the "Common Stock"), at the option of the Holder from time to time. The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount of this Note together with all accrued interest to the date of conversion elected to be converted by the Holder by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price shall be equal to $25 (the "Conversion Price").

                  3.2 Notice of Conversion Pursuant to Section 3.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice to the Company at its principal corporate office of the election to convert all or a portion of the same pursuant to this Section 3 ("Notice of Conversion"), and shall state therein the amount of the Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  3.3 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Note pursuant to Section 3.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above and a replacement Note representing any amount of the Note not converted. Upon the complete conversion of all of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

         4. Prepayment. Prepayment of the principal of this Note is permitted, in whole or in part, without premium or penalty of any kind; provided the Company provides the Holder with thirty (30) days' prior written notice (unless notice is waived in writing by the Holder) of its intention to prepay the principal of this Note, in whole or in part, during which time the Holder may exercise the Option by delivering to the Company the Notice of Conversion.

         5.       Conversion Price Adjustments.

                  5.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of

Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

                  5.2 Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

                  5.3      Notices of Record Date, etc. In the event of:

                           (a)      Any taking by the Company of a record of
the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                           (b)      Any capital reorganization of the Company,
any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

                           (c)      Any voluntary or involuntary dissolution,
liquidation or windingup of the Company, the Company will mail to the holder of this Note at least seven (7) days prior to the earliest date specified therein, a notice specifying:

                                    (i)         The date on which any such
record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                                    (ii)        The date on which any such
reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or windingup is expected to become effective and the record date for determining shareholders entitled to vote thereon.

                  5.4 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporation action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         6.       Representations and Warranties of the Holder.

                  (a) The Holder by its acceptance of this Note acknowledges that it is aware that this Note and the shares of Common Stock issuable to it by the Company upon conversion of this Note have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction.

                  (b) The Holder warrants and represents to the Company that it has acquired this Note, and, upon conversion of the Note, it will be acquiring the Common Stock, for investment and not with a view to or for sale in connection with any distribution of this Note or such Common Stock or with any intention of distributing or selling this Note or such Common Stock.

                  (c) The Holder has no right to demand that the Company register this Note or the shares of Common Stock issued or issuable under this Note.

         7. Assignment. Subject to the restrictions on transfer described in Section 11 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

         9. Transfer of This Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         10. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

         11. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if (and then two business days after) mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

         12. No Shareholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other Person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtained hereunder until, and only to the extent that, this Note shall have been converted.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, excluding that body of law relating to conflict of laws.

         14. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued this 17th day of August, 2000.

                                         PINNACLE TOWERS IV INC.


                                         By
                                           ------------------------------------
                                                 Steven R. Day, Vice President

                                         Name of Holder:
                                                        -----------------------
                                         Address:
                                                 ------------------------------

                                                 ------------------------------